UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant  ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CABLEVISION SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
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          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

          ☐  Fee paid previously with preliminary materials.

          ☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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MEMORANDUM

TO:	Distribution
FROM:	Victoria D. Salhus
DATE:	October 5, 2007
SUBJECT:	Voting Certificate

      As you may know, in addition to the customary majority vote requirements, the merger agreement between the Company and the Dolan Family Group provides that the affirmative vote of holders of a majority of Cablevision Class A Common Stock held by public stockholders other than the executive officers and directors of the Company and its subsidiaries (and members of the Dolan family and affiliates) (collectively, the “Inside Stockholders”) is necessary as a condition to the going private transaction. In order for us to be in a position to determine whether this special “majority of the minority” voting condition has been satisfied, we need to know exactly how many shares are owned by the Inside Stockholders and how, if at all, those shares have been voted on the merger proposal. You are one of the Inside Stockholders. In order to comply with the special voting condition in the merger agreement, we are requesting that you complete the attached certificate and return it to me either by fax at 516-803-2577 or by interoffice mail so that I receive it by no later than October 12, 2007.
     The attached certificate relates only to Proposal 1 (Adoption and Approval of the Agreement and Plan of Merger). Voting on the other proposals is not subject to the special voting condition.
     In order to complete the certificate, you will need to know how many shares of Class A Common Stock you own as of October 4, 2007 (the record date for the October 24 stockholder meeting) and how you own the shares (i. e. through a financial institution, directly, in your 401(k)).
     For your convenience and to help evidence compliance with the voting condition, a proxy card is also attached for you to complete and sign. This card will supercede any vote you may have already cast on a proxy or Voting Instruction Card and will cover all Class A shares you own in any form. You are encouraged to vote on all proposals on the proxy card with the understanding that your vote on Proposal 1 will not be counted in the final vote tally of the special majority of the minority voting condition referred to above. Please return this proxy to me by October 12. Any change in your vote on Proposal 1 between the date of the certificate and the October 24 meeting should be reported to me so we can accurately comply with the voting condition. We have also enclosed a copy of the proxy statement.
     Please feel free to call me at 516-803-2570 if you have any questions on this process or completion of the attached certificate. Thanks in advance for your cooperation.
     Cablevision’s Board of Directors recommends that you vote in favor of Proposals 1, 2 and 3.

CERTIFICATE AS TO VOTING
          The undersigned,                                         , owns, directly or indirectly, shares of Cablevision NY Group Class A Common Stock (“Shares”). Reference is hereby made to the Agreement and Plan of Merger dated as of May 2, 2007 (the “Merger Agreement”), among Central Park Holding Company, LLC, Central Park Merger Sub, Inc. and Cablevision Systems Corporation (the “Company”) and to the Proxy Statement, dated as of September 14, 2007, of Cablevision Systems Corporation (the “Proxy Statement”). Capitalized terms used but not defined in this Certificate shall have the meanings ascribed to them in the Merger Agreement and the Proxy Statement.
          Section 3.11 of the Merger Agreement provides that as a condition to closing of the Merger, Public Stockholders holding more than 50% of the outstanding shares of Class A Stock held by Public Stockholders other than executive officers and directors of the Company and its Subsidiaries and members of the Dolan Family group shall have voted in favor of the Merger and the Charter Amendment. In order to evidence compliance with this condition, the undersigned, as an officer and/or director of the Company or any of its Subsidiaries or a member of the Dolan Family group, hereby certifies (i) I own of record1 or beneficially2 the number of shares of Class A common stock set forth below, and (ii) I have taken, or not taken, the action with respect to Proposal 1 (Adoption and Approval of the Agreement and Plan of Merger) as described in the Proxy Statement as set forth below.
          I hereby certify that my ownership of Shares is as set forth below:

Shares owned of record at the close of business on October 4, 2007:

Shares owned beneficially through a broker-dealer or other financial institution(s) at the close of business on October 4, 2007:

Shares owned beneficially through the Company’s 401(k) plan at the close of business on October 4, 2007:

[1]	Shares owned “of record” are Shares that you own in your own name and that are not held through a broker-dealer or other financial institution or through the Company’s 401(k) Plan.

[2]	In this Certificate, Shares owned “beneficially” are Shares held through a broker-dealer or other financial institution, “restricted shares” (vested or unvested) and shares held in your 401(k) account. To determine the number of shares held in your 401(k) account, you should use the dollar value of the units you held on October 4, 2007 divided by $34.43, the Cablevision stock price on that date.

          I hereby certify that with respect to any Shares owned of record, I have taken the following action with respect to Proposal 1:
☐	I have submitted a proxy and voted as follows:

For: (enter number of shares, if any)

Against: (enter number of shares, if any)

Abstain: (enter number of shares, if any)
☐	I have not submitted a proxy.
          I hereby certify that with respect to any Shares owned beneficially through a broker-dealer or other financial institution, I have taken the following action on Proposal 1:
☐	I have submitted a Voter Instruction Form to the institution with instructions to vote:

For: (enter number of shares, if any)

Against: (enter number of shares, if any)

Abstain: (enter number of shares, if any)
☐	I have not submitted a Voter Instruction Form.
Name of institution through which these shares are owned:

          I hereby certify that with respect to any Shares owned beneficially through the Company’s 401 (k) Plan, I have taken the following action on Proposal 1:
☐	I have submitted a Voter Instruction Form to the Company’s 401(k) Plan with instructions to vote:

For: (enter number of shares, if any)

Against: (enter number of shares, if any)

Abstain: (enter number of shares, if any)

☐	I have not submitted a Voter Instruction Form.
          I represent that if I take any further action with respect to the voting of my shares after the date of this certification, I will notify Victoria D. Salhus, the Secretary of the Company, prior to October 24, 2007.
          I hereby certify that each of the foregoing statements is true.

By:

Date:

Cablevision Systems Corporation	Special Meeting Proxy Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints HANK J. RATNER, JONATHAN D. SCHWARTZ and VICTORIA D. SALHUS and each of them, jointly and severally, as proxies with full power of substitution, and hereby authorizes them to vote as indicated below all shares of Class A common stock and Class B common stock owned of record by the undersigned on the October 4, 2007 record date at the special meeting of Cablevision’s stockholders, to be held at 1111 Stewart Avenue, Bethpage, New York, at 11:00 A.M., New York time, on October 24, 2007, and any adjournment(s) or postponement(s) thereof.
WHEN PROPERLY EXECUTED, ASSUMING THE UNDERSIGNED IS A RECORD OWNER ON THE RECORD DATE, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
1.	To adopt and approve the Agreement and Plan of Merger, dated as of May 2, 2007, by and among Central Park Holding Company, LLC, Central Park Merger Sub, Inc. and Cablevision Systems Corporation as it may be amended from time to time, which, among other things, provides for the merger of Central Park Merger Sub, Inc. with and into Cablevision Systems Corporation, with Cablevision Systems Corporation continuing as the surviving corporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	To approve an amendment to Cablevision Systems Corporation’s Amended and Restated Certificate of Incorporation, which would make Section A.X. of Article Fourth of the Amended and Restated Certificate of Incorporation inapplicable to the merger and the other transactions contemplated by the merger agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1 or Proposal 2.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	In their discretion, the proxies are authorized to transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

, 2007

Stockholder Sign Here	Date

, 2007

Co-Stockholder Sign Here	Date

Please sign exactly as name appears hereon. Joint stockholders should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.